UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 15, 2008

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01  OTHER EVENTS

In a press release dated July 15, 2008, The Cheesecake Factory Incorporated announced that it will kick-off its 30th Anniversary celebration and commemorate National Cheesecake Day on July 30 by offering every slice of its more than 30 varieties of cheesecake at $1.50 per slice, limit one per guest, on that day—as they were when the restaurant first opened in 1978—in all Cheesecake Factory® restaurants.  In addition, a special, limited edition cheesecake, the 30th Anniversary Chocolate Cake Cheesecake, will be introduced on July 30 with $0.25 from the sale of each slice sold this year benefiting the national hunger-relief organization, America’s Second Harvest – The Nation’s Food Bank Network.  Additional activities will be announced throughout the year.

The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

In a press release dated July 16, 2008, The Cheesecake Factory Incorporated announced the appointment of veteran marketing executive Mark Mears to the position of Senior Vice President and Chief Marketing Officer, a newly created position.  Mr. Mears will be responsible for all aspects of the Company’s branding, including the development and execution of innovative marketing strategies designed to further build The Cheesecake Factory brand and increase consumer awareness.  He will report directly to David Overton, Chairman and CEO.

The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

In a press release dated July 17, 2008, The Cheesecake Factory Incorporated announced it will release second quarter fiscal 2008 financial results after the market close on Thursday, July 24, 2008.  The Company will hold a conference call the same day, hosted by David Overton, Chairman and CEO, and Michael Dixon, Senior Vice President and CFO, at 2:00 p.m. Pacific Time, which will be broadcast live over the Internet.

To listen to the conference call, participants should go to the Company’s website at thecheesecakefactory.com at least 15 minutes prior to the call to register and download any necessary audio software.  Click on the “Investors” link on the home page, and select the link for the “Q2 2008 The Cheesecake Factory Earnings Conference Call” at the top of the page.  An archive of the webcast will be available shortly after the call and continue through August 23, 2008.

The full text of the press release is attached as Exhibit 99.3 to this report and is hereby incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press release dated July 15, 2008 entitled, “The Cheesecake Factory Serves Up a Delicious 30th Anniversary Celebration”
99.2	Press release dated July 16, 2008 entitled, “The Cheesecake Factory Appoints Chief Marketing Officer”
99.3	Press release dated July 17, 2008 entitled, “The Cheesecake Factory to Webcast Second Quarter Fiscal 2008 Earnings Conference Call on July 24, 2008”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2008	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON
Michael J. Dixon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated July 15, 2008 entitled, “The Cheesecake Factory Serves Up a Delicious 30th Anniversary Celebration”

99.2

Press release dated July 16, 2008 entitled, “The Cheesecake Factory Appoints Chief Marketing Officer”

99.3

Press release dated July 17, 2008 entitled, “The Cheesecake Factory to Webcast Second Quarter Fiscal 2008 Earnings Conference Call on July 24, 2008”